SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as Permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12


                                 ARTISOFT, INC.
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                (Name of Registrant as Specified in Its Charter)

                                Not Applicable.
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
                                 ------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
                                                       --------------------
     (3)  Filing Party:
                       ----------------------------------------------------
     (4)  Date Filed:
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
                                 ARTISOFT, INC.

                               5 CAMBRIDGE CENTER
                         CAMBRIDGE, MASSACHUSETTS 02142

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 14, 2002

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Artisoft, Inc., a Delaware corporation, will be held on Thursday, November 14, 2002, at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, for the purpose of considering and voting upon the following matters:

     1. to elect two class III directors to serve for the ensuing three years and until their respective successors are elected and qualified;

     2. to approve an amendment to our employee stock purchase plan increasing from 400,000 to 900,000 the number of shares of our common stock authorized for issuance under that plan;

     3. to ratify the appointment of KPMG LLP as our independent auditors for the current fiscal year; and

     4. to transact such other business as may properly come before the annual meeting and any adjournment or adjournments of the meeting.

     Our board of directors has no knowledge of any other business to be transacted at the annual meeting.

     Our board of directors has fixed the close of business on October 3, 2002 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or adjournments thereof. Our stock transfer books remain open.

     A copy of our annual report to stockholders for the fiscal year ended June 30, 2002, which contains consolidated financial statements and other information of interest to stockholders, accompanies this notice and the enclosed proxy statement.

     All stockholders are cordially invited to attend the annual meeting.


                                        By Order of the Board of Directors

                                        /s/ MICHAEL J. O'DONNELL

                                        MICHAEL J. O'DONNELL
                                        SECRETARY
Cambridge, Massachusetts
October 18, 2002

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES, PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE OR FOLLOW THE INSTRUCTIONS PROVIDED FOR VOTING BY PHONE OR VIA THE INTERNET, IF APPLICABLE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                 ARTISOFT, INC.
                               5 CAMBRIDGE CENTER
                         CAMBRIDGE, MASSACHUSETTS 02142

                                 PROXY STATEMENT

     FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 14, 2002

                                TABLE OF CONTENTS

INFORMATION ABOUT SOLICITATION AND VOTING...................................   1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............   3
PROPOSAL ONE: ELECTION OF DIRECTORS.........................................   7
PROPOSAL TWO: APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN.........  11
PROPOSAL THREE: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS...........  16
INFORMATION ABOUT EXECUTIVE COMPENSATION AND OTHER MATTERS..................  18

                    INFORMATION ABOUT SOLICITATION AND VOTING

SOLICITATION

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of Artisoft, Inc. for use at the annual meeting of stockholders to be held on Thursday, November 14, 2002 at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109, and at any adjournment or adjournments thereof.

     The notice of meeting, this proxy statement, the enclosed proxy and our annual report to stockholders for the fiscal year ended June 30, 2002 are first being sent or given to stockholders on or about October 18, 2002. Our annual report to stockholders for the fiscal year ended June 30, 2002 includes a copy of our annual report on Form 10-K for the same fiscal year, as filed with the Securities and Exchange Commission, including financial statements and schedules, but excluding exhibits.

     WE WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER WHO HAS NOT OTHERWISE RECEIVED A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2002, FURNISH WITHOUT CHARGE A COPY OF THAT ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. PLEASE ADDRESS YOUR REQUEST TO ARTISOFT, INC. 5 CAMBRIDGE CENTER, CAMBRIDGE, MASSACHUSETTS 02142, ATTENTION: MICHAEL J. O'DONNELL, CHIEF FINANCIAL OFFICER. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

VOTING

     On October 3, 2002, the record date for determination of stockholders entitled to vote at the annual meeting, there were outstanding and entitled to vote an aggregate of 17,750,913 shares of our common stock and 2,800,000 shares of our series B preferred stock. Each stockholder of record is entitled to one vote for each share of common stock and approximately 2.38 votes for each share of series B preferred stock registered in his or her name. The holders of common stock and series B preferred stock will vote together as a single class for purposes of all matters submitted to the stockholders at the annual meeting.

     Under a voting agreement entered into with Artisoft, the holders of our series B preferred stock agreed that they would vote only a total of 1,906,800 shares of series B preferred stock on any matter at any meeting of our stockholders on which the holders of the series B preferred stock vote together with the holders of common stock as a single class. Therefore, under that agreement, only 1,906,800 shares out of the 2,800,000 outstanding shares of our series B preferred stock will be voted at the annual meeting. Those 1,906,800 shares represent in the aggregate, approximately 4,540,000 votes which may be cast at the annual meeting.

     The holders of a majority of our capital stock issued and outstanding and entitled to vote at the annual meeting will constitute a quorum for the transaction of business at the annual meeting. Capital stock present in person or represented by proxy, including capital stock that abstains and capital stock held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote the

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
capital stock as to a particular matter (which we refer to as "broker non-votes"), that does not vote with respect to one or more of the matters presented for stockholder approval will be counted for purposes of determining whether a quorum exists at the annual meeting. Regardless of whether or not it may be voted under the voting agreement entered into among Artisoft and the holders of the series B preferred stock, all series B preferred stock present in person or represented by proxy at the annual meeting will be counted for purposes of determining whether a quorum exists at the annual meeting. The affirmative vote of the holders of our capital stock representing a majority of the votes represented by capital stock present in person or by proxy and entitled to vote at the annual meeting is required for the approval of the matters specified in the notice of meeting.

     Shares abstaining from voting with respect to a particular matter will not be counted as votes in favor of that matter, but will be counted as votes cast on that matter. Accordingly, abstentions will have the effect of votes against the matters specified in the notice of meeting. Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will also not be counted as votes cast or shares voting on that matter. Accordingly, broker non-votes will have no effect on the matters specified in the notice of meeting.

     All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the notice of meeting accompanying this proxy statement. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to our corporate secretary, by delivering a subsequently dated proxy or by voting in person at the annual meeting. Attendance at the annual meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the annual meeting that the stockholder intends to revoke the proxy and vote in person.

HOUSEHOLDING OF PROXY MATERIALS

     Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement or our annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you call or write us at the following address or phone number: Artisoft, Inc., 5 Cambridge Center, Cambridge, Massachusetts 02142, phone: (617) 354-0600 Attention: Michael J. O'Donnell. If you want to receive separate copies of our annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING AND FOR THE 2003 ANNUAL MEETING

     Written notice of proposals of stockholders submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for consideration at the annual meeting must have been received by us on or before October 28, 2002 in order to be considered timely for purposes of Rule 14a-4 under the Securities and Exchange Act of 1934. The persons designated in our proxy card will be granted discretionary authority with respect to any stockholder proposal with respect to which we do not receive timely notice. Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in our proxy materials for our 2003 annual meeting of stockholders must be received by our corporate secretary at our principal offices no later than June 20, 2003.

OTHER MATTERS

     Our board of directors knows of no other business which will be presented for consideration at the annual meeting other than those matters described above. However, if any other business should come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.

COSTS OF SOLICITATION

     Artisoft will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. Artisoft will also request brokerage houses, custodians, nominees and fiduciaries to forward copies

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
of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and Artisoft will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution. Proxies will be tabulated by ADP Investor Communication Services, and we will appoint one or more inspectors of election to count all votes and ballots at the meeting and make a written report thereof.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP

     The following table sets forth information as of September 30, 2002, except as otherwise noted, with respect to the beneficial ownership of our common stock and series B preferred stock by:

     * each person known by Artisoft to own beneficially more than five percent of the outstanding common stock or series B preferred stock;

     *    each director of Artisoft;

     * Artisoft's Chief Executive Officer and each of its three other executive officers during the fiscal year ended June 30, 2002; and

     *    all executive officers and directors of Artisoft as a group.

     As of September 30, 2002, we had outstanding 17,750,913 shares of common stock and 2,800,000 shares of series B preferred stock.

     The number of shares beneficially owned by each stockholder is determined under rules promulgated by the Securities and Exchange Commission. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and any shares as to which the individual has the right to acquire beneficial ownership within 60 days after September 30, 2002 through the exercise or conversion of any stock option, warrant, preferred stock or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, to our knowledge based upon information produced by the persons and entities named in the table, each person or entity named in the table has sole voting power and investment power, or shares voting and/or investment power with his or her spouse, with respect to all shares of capital stock listed as owned by that person or entity.

     The address of each of our employees, officers and directors is c/o Artisoft, Inc., 5 Cambridge Center, Cambridge, Massachusetts 02142.

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

                                                                                                  OWNERSHIP OF
                                               SHARES OF      OWNERSHIP OF   SHARES OF SERIES B     SERIES B
                                             COMMON STOCK        COMMON       PREFERRED STOCK      PREFERRED
NAME OF BENEFICIAL OWNER                  BENEFICIALLY OWNED      STOCK      BENEFICIALLY OWNED      STOCK
------------------------                  ------------------      -----      ------------------      -----
5% STOCKHOLDERS
Austin W. Marxe and
  David M. Greenhouse ....................    9,064,397(1)        36.5%          2,100,000(2)         75.0%
  153 East 53rd Street
  New York, NY 10022
Gerald R. Forsythe(3) ....................    2,369,159           13.3%                 --              --
  1075 Noel Avenue
  Wheeling, IL 60090
Gruber & McBaine Capital
  Management, LLC ........................    2,376,665(4)        11.8%            700,000(5)         25.0%
  50 Osgood Place
  San Francisco, CA 94133
S Squared Technology Corp(6) .............    1,416,300            8.0%                 --              --
  515 Madison Avenue
  New York, NY 10022
Robert Hoffman and Todd Silva(7) .........      808,700            4.6%                 --              --
  c/o Hoffman Capital Partners, LLC
  17 Hulfish Street
  Princeton, NJ 08540
DIRECTORS AND EXECUTIVE OFFICERS
Michael P. Downey(8) .....................      315,001            1.8%                 --              --
Steven G. Manson(9) ......................      301,116            1.7%                 --              --
Christopher Brookins(10) .................      177,285            1.0%                 --              --
Francis E. Girard(11) ....................       78,335              *                  --              --
Kathryn B. Lewis(12) .....................       54,535              *                  --              --
Paul Gregory Burningham(13) ..............       64,274              *                  --              --
Michael J. O'Donnell(14) .................       36,614              *                  --              --
Robert H. Goon(15) .......................       23,335              *                  --              --
Robert J. Majteles .......................           --             --                  --              --
All directors and executive officers
  as a group (9 persons)(16) .............    1,050,495            5.7%                 --              --

----------
*    Less than 1%
(1) Consists of (i) 1,071,800 shares of common stock, 2,714,285 shares of common stock issuable upon conversion of shares of series B preferred stock and warrants to purchase 1,140,000 shares of common stock owned by Special Situations Fund III, L.P.; (ii) 344,700 shares of common stock, 904,761 shares of common stock issuable upon conversion of shares of series B preferred stock and warrants to purchase 380,000 shares of common stock owned by Special Situations Cayman Fund, L.P.; (iii) 366,500 shares of common stock, 904,761 shares of common stock issuable upon conversion of shares of series B preferred stock and warrants to purchase 380,000 shares of common stock owned by Special Situations Private Equity Fund, L.P.; and
     (iv) 181,400 shares of common stock, 476,190 shares of common stock issuable upon conversion of shares of series B preferred stock and warrants to purchase 200,000 shares of common stock owned by Special Situations Technology Fund, L.P. MGP Advisors Limited is the general partner of Special Situations Fund III, L.P. AWM Investment Company, Inc. is the general partner of MGP Advisors Limited and the general partner of and investment adviser to Special Situations Cayman Fund, L.P. MG Advisers, L.L.C. is the general partner of and investment adviser to Special Situations Private Equity Fund, L.P. SST Advisers, L.L.C. is the general partner of and investment adviser to Special Situations Technology Fund, L.P. Austin W. Marxe and David M. Greenhouse are the principal owners of MGP Advisors Limited, AWM Investment Company, Inc., MG Advisers, L.L.C. and SST

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
     Advisers, L.L.C. and are principally responsible for the selection, acquisition and disposition of the portfolio securities by each investment adviser on behalf of its fund.
(2) Consists of 1,140,000 shares owned by Special Situations Fund III, L.P., 380,000 shares owned by Special Situations Cayman Fund, L.P., 380,000 shares owned by Special Situations Private Equity Fund, L.P. and 200,000 shares owned by Special Situations Technology Fund, L.P. See note (1) above. Under a voting agreement entered into with Artisoft, each of the foregoing entities has agreed, in general, to vote on any matter at any meeting of our stockholders on which the holders of the series B preferred stock vote together with the holders of common stock, as a single class, no more than the following shares of series B preferred stock: Special Situations Fund III, L.P. - 776,340 shares; Special Situations Cayman Fund, L.P. - 258,780 shares; Special Situations Private Equity Fund, L.P. - 258,780 shares; and Special Situations Technology Fund, L.P. - 136,200 shares.
(3) Gerald R. Forsythe filed a Schedule 13G/A with the Securities and Exchange Commission on April 12, 2001 and a Form 4 with the Securities Exchange Commission for December 2001. The information contained in this table is derived from those filings.
(4) Consists of: (i) 1,000 shares of common stock, 1,066,666 shares of common stock issuable upon conversion of shares of series B preferred stock and warrants to purchase 448,000 shares of common stock owned by Lagunitas Partners, LP; (ii) 333,333 shares of common stock issuable upon conversion of shares of series B preferred stock and warrants to purchase 140,000 shares of common stock owned by Gruber & McBaine International; (iii) 190,476 shares of common stock issuable upon conversion of shares of series B preferred stock and warrants to purchase 80,000 shares of common stock owned by Jon D. Gruber; (iv) 38,095 shares of common stock issuable upon conversion of shares of series B preferred stock and warrants to purchase 16,000 shares of common stock owned by F/B/O Lindsay Deroy Gruber Trust dated December 27, 1976; (v) 38,095 shares of common stock issuable upon conversion of shares of series B preferred stock and warrants to purchase 16,000 shares of common stock owned by F/B/O Jonathan Wyatt Gruber Trust dated December 30, 1975; and (vi) an aggregate of 9,000 shares of common stock, over which Gruber & McBaine Capital Management, LLC has voting and investment control. Gruber & McBaine Capital Management, LLC is the general partner of Lagunitas Partners, LP. Gruber & McBaine Capital Management, LLC is the investment advisor to Gruber & McBaine International. Jon D. Gruber is a manager of Gruber & McBaine Capital Management, LLC. Gruber & McBaine Capital Management, LLC is principally responsible for the selection, acquisition and disposition of the portfolio securities held by Lagunitas Partners, LP and Gruber & McBaine International. Jon D. Gruber has discretionary investment power over the F/B/O Jonathan Wyatt Gruber Trust dated December 30, 1975 and the F/B/O Lindsay Deroy Gruber Trust dated December 27, 1976. The address of each of Lagunitas Partners, L.P., Gruber & McBaine International, Jon D. Gruber, F/B/O Lindsay Deroy Gruber Trust dated December 27, 1976 and F/B/O Jonathan Wyatt Gruber Trust dated December 30, 1975 is c/o Gruber & McBaine Capital Management, LLC, 50 Osgood Place, San Francisco, California 94133.
(5) Consists of 448,000 shares owned by Lagunitas Partners, LP, 140,000 shares owned by Gruber & McBaine International, 80,000 shares owned by Jon D. Gruber, 16,000 shares owned by F/B/O Lindsay Deroy Gruber Trust dated December 27, 1976 and 16,000 shares owned by F/B/O Jonathan Wyatt Gruber Trust dated December 30, 1975. See note (4) above. Under a voting agreement entered into with Artisoft, each of the foregoing individuals and entities has agreed, in general, to vote on any matter at any meeting of our stockholders on which the holders of the series B preferred stock vote together with the holders of common stock, as a single class, no more than the following shares of series B preferred stock: Lagunitas Partners, LP - 305,088 shares, Gruber & McBaine International - 95,340 shares; Jon D. Gruber - 54,480 shares; F/B/O Lindsay Deroy Gruber Trust dated December 27, 1996 - 10,896 shares; and F/B/O Jonathan Wyatt Gruber Trust dated December 30, 1975 - 10,896 shares.
(6) S Squared Technology Corp. filed a Schedule 13G/A with the Securities and Exchange Commission on February 14, 2002. The information contained in this table is derived from that filing.
(7) Robert Hoffman and Todd Silva filed a Schedule 13G with the Securities and Exchange Commission on March 14, 2002. The information contained in this table is derived from that filing.
(8) Includes 65,001 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2002.
(9) Includes 259,443 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2002.

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
(10) Includes 167,285 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2002.
(11) Includes 28,335 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2002.
(12) Consists of 2,000 shares held by Michael Lewis and Kathryn Braun TR The Lewis Family Trust and 52,535 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2002.
(13) Includes 64,174 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2002.
(14) Includes 35,417 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2002.
(15) Consists of 23,335 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2002.
(16) Includes an aggregate of 740,178 shares issuable upon the exercise of options exercisable within 60 days of September 30, 2002.

CHANGE IN CONTROL

     On September 27, 2002, Artisoft issued and sold an aggregate of 1,904,800 shares of its common stock at a per share cash purchase price of $1.05 to the following investors: Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Technology Fund, L.P. To Artisoft's knowledge, each of these investors is in the business of making investments in companies and used cash funds available to their businesses in order to purchase the shares of our common stock acquired by them in the transaction. Of the 1,904,800 shares, Special Situations Fund III, L.P. purchased 1,034,000 shares of common stock, Special Situations Cayman Fund, L.P. purchased 344,700 shares of common stock, Special Situations Private Equity Fund, L.P. purchased 344,700 shares of common stock and Special Situations Technology Fund, L.P. purchased 181,400 shares of common stock. Under the purchase agreement with respect to this September 2002 financing, the investors received the right to designate an additional director on Artisoft's board of directors, and Artisoft is required to use its best efforts to cause that designee to be elected to the board of directors. As noted in the table set forth under the heading "Beneficial Ownership" above and in note (1) to that table, each of these investors is an affiliate of Austin W. Marxe and David M. Greenhouse.

     Each of Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Technology Fund, L.P. also participated in a financing of Artisoft in 2001, and prior to the September 2002 financing the investors held in the aggregate 21,800 shares of Artisoft's common stock, 2,100,000 shares of Artisoft's series B preferred stock and warrants to purchase an aggregate of 2,100,000 shares of Artisoft's common stock at a per share exercise price equal to $3.75. Each outstanding share of series B preferred stock may be voted on a basis equal to the number of shares of common stock into which it converts. Prior to the September 2002 financing, each share of series B preferred stock converted into one share of common stock. Assuming the conversion of all of the investors' shares of series B preferred stock into common stock and the exercise of all of the investors' warrants, prior to the September 2002 financing Austin W. Marxe and David M. Greenhouse held a 21.1% beneficial ownership interest in the common stock of the Company.

     In addition, pursuant to Artisoft's certificate of incorporation, the holders of series B preferred stock have the right, as a class, to elect two directors to our board of directors. Under an agreement among Artisoft and the holders of the series B preferred stock, Special Situations Fund III, L.P. has the right to select the directors to be elected by the holders of the series B preferred stock.

     The issuance and sale of shares of common stock in the September 2002 financing resulted in anti-dilution adjustments to the series B preferred stock and the warrants issued in Artisoft's 2001 financing. Following the September 2002 financing each share of series B preferred stock is now convertible into approximately 2.38 shares of common stock and may be voted on a basis equal to approximately 2.38 votes for each share of series B preferred stock. In addition, the per share exercise price of each warrant issued in the 2001 financing has been reduced from $3.75 to $1.05. Therefore, as of immediately subsequent to the issuance and sale of common stock in the September 2002 financing, Austin W. Marxe and David M. Greenhouse held in the aggregate a 36.3% beneficial ownership interest in Artisoft's common stock, consisting

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
of 1,964,400 shares of common stock, 2,100,000 shares of series B preferred stock (convertible into 4,999,997 shares of common stock) and warrants to purchase 2,100,000 shares of common stock at a per share exercise price equal to $1.05. In addition, Austin W. Marxe and David M. Greenhouse, through the investors in Artisoft's 2001 and September 2002 financings, have the right to elect the two directors which may be elected by the holders of the series B preferred stock and the right to designate an additional director, which Artisoft must use its best efforts to cause to be elected. This aggregation of stock ownership and director rights could be deemed to be a change in control of Artisoft. Immediately prior to this aggregation of stock ownership and director rights, to Artisoft's knowledge, no other entity or group possessed a similar degree of control over Artisoft.

     Effective as of August 28, 2002, the holders of our series B preferred stock elected Robert J. Majteles to our board of directors. Prior to the election of Mr. Majteles to the board of directors of the Company, the board of directors was comprised of five directors. As of August 28, 2002, the board of directors is comprised of six directors, including Mr. Majteles. Mr. Majteles is the managing member of Treehouse Capital, LLC, a financial, investment and management advisor. Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P., Special Situations Private Equity Fund, L.P. and Special Situations Fund, L.P. have entered into an agreement with Mr. Majteles and Treehouse Capital, LLC pursuant to which Treehouse Capital, through Mr. Majteles, provides certain management and financial advisory services for the funds on request. Pursuant to this agreement, the funds pay Treehouse Capital a retainer of $10,000 per month. If Mr. Majteles's services are requested by the funds with respect to a particular portfolio investment, Treehouse Capital is entitled to 10% of the funds' net gain or net loss on the investment during the term of the agreement, offset by certain fees that may be paid by the portfolio company to Treehouse Capital or Mr. Majteles directly and, except in some cases, the amount of the retainer paid to Treehouse Capital. Under that agreement, Mr. Majteles is required to act independently of the funds in discharging his fiduciary duties to stockholders of any company for which he serves as a member of the board of directors and also is obligated not to disclose to the funds or use for his own benefit any confidential information he obtains in connection with his service for a particular portfolio company. Mr. Majteles does not have or share voting or dispositive power over any securities held by the funds. Mr. Majteles has agreed to serve as a director of Artisoft pursuant to that agreement.

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

     The board of directors is divided into three classes with one class of directors elected annually for a term of three years. The class I, class II and class III directors serve until the annual meeting of stockholders to be held in 2004, 2003 and 2002, respectively, and until their respective successors have been elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. In addition, our certificate of incorporation provides that the holders of our series B preferred stock, as a separate class, have the right to elect two additional directors to our board of directors. In August 2002, the holders of our series B preferred stock elected Robert J. Majteles to serve as a director pursuant to their class voting rights. The holders of our series B preferred stock have not yet elected an individual to serve as the second director that may be elected pursuant to the class voting rights of the series B preferred stock.

     The persons named in the enclosed proxy will vote to elect, as class III directors, Mr. Robert H. Goon and Ms. Kathryn B. Lewis, the two director nominees named below, unless the proxy is marked otherwise. Mr. Goon and Ms. Lewis are currently directors of Artisoft. Each class III director will be elected to hold office until the 2005 annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected. However, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. Our board of directors has no reason to believe that any of the nominees will be unable to serve if elected.

     For each member of our board of directors, including those who are nominees for election as class III directors, there follows information given by each concerning:

     *    the director's age;

     * all positions or offices, including committee membership, held by the director;

     *    the director's length of service as a director of Artisoft;

     * the director's principal occupation and business experience for at least the past five years; and

     * the names of other public reporting companies of which the director serves as a director.

                                                          CLASS TO WHICH     COMMITTEES ON WHICH
NAME                          AGE         POSITION       DIRECTOR BELONGS      DIRECTOR SERVES
----                          ---         --------       ----------------      ---------------
Michael P. Downey.........    55    Director                    I           Audit Committee and
                                                                            Nominating Committee

Francis E. Girard.........    63    Director                    I           Audit Committee and
                                                                            Compensation Committee

Robert H. Goon*...........    61    Director                   III          Nominating Committee

Kathryn B. Lewis*.........    51    Director                   III          Audit Committee and
                                                                            Compensation Committee

Steven G. Manson..........    43    Director, President         II                    --
                                    and Chief
                                    Executive Officer

Robert J. Majteles........    38    Director                 Series B                 --
                                                          Preferred Stock

----------
*    Nominee for election to the board of directors at the annual meeting.

There are no family relationships among any of our directors, nominees for director and executive officers.

NOMINEES  FOR ELECTION TO THE BOARD OF DIRECTORS

          CLASS III DIRECTORS (TERMS TO EXPIRE AT 2005 ANNUAL MEETING)

     ROBERT H. GOON has served on the board of directors since September 2000. Mr. Goon has been engaged in the practice of law for more than 35 years. Since October 1999, he has been a sole practitioner. For more than the previous five years, Mr. Goon was a partner in the law firm of Jeffer, Mangels, Butler & Marmaro, LLP. Mr. Goon also serves as a director of Emulex Corporation, a designer and manufacturer of both software- and hardware-based network access products, and Coastcast Corporation, a manufacturer of golf club heads.

     KATHRYN B. LEWIS has served on the board of directors since August 1994. From 1978 to September 1998, Ms. Lewis held several positions at Western Digital Corporation, a manufacturer of computer disk drives, most recently as President, Personal Storage Division. Since September 1998, Ms. Lewis has acted primarily as a private investor. Ms. Lewis is a member of the board of directors of Lantronix, Inc.

     OUR BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF ROBERT H. GOON AND KATHRYN B. LEWIS AS CLASS III DIRECTORS TO HOLD OFFICE FOR A TERM OF THREE YEARS AND EACH UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED IS IN THE BEST INTERESTS OF BOTH ARTISOFT'S STOCKHOLDERS AND ARTISOFT AND RECOMMENDS A VOTE FOR ALL OF THE NOMINEES FOR DIRECTOR.

CONTINUING MEMBERS OF THE BOARD OF DIRECTORS

           CLASS I DIRECTORS (TERMS TO EXPIRE AT 2004 ANNUAL MEETING)

     MICHAEL P. DOWNEY has served on the board of directors since February 1997. From March 2000 until June 2000, Mr. Downey served as interim President and Chief Executive Officer of Artisoft. Mr. Downey currently is a private investor and executive consultant. From 1995 until November 1997, Mr. Downey served as Executive Vice President and Chief Financial Officer of Nellcor Puritan Bennett, also referred to as NPB, a medical manufacturing company. Mr. Downey served as Vice President and Chief Financial Officer of NPB from 1989 until 1995 and in other capacities for NPB from 1986 until 1989. He retired from NPB upon its acquisition in November 1997 by Mallinckrodt. Prior to his employment by NPB, Mr. Downey was Vice President of Finance for Shugart Corporation, a manufacturer and distributor of computer disk drives, and had several years experience in accounting management positions with General Motors Corporation. Mr. Downey is also a member of the board of directors of Emulex Corporation, a designer and manufacturer of both software- and hardware-based network access products.

     FRANCIS E. GIRARD has served on the board of directors since October 1998. Mr. Girard currently serves as Vice Chairman of Comverse Network Systems, a manufacturer of telecommunications systems and a subsidiary of Comverse Technology, Inc. He also served as Chief Executive Officer of Comverse Technology, Inc., a manufacturer of computer and telecommunications systems, from January 1998 until January 2001. From 1996 to January 1998, Mr. Girard served as President and Chief Executive Officer and as a director of Boston Technology, Inc., a provider of communications and information processing systems. Previously, Mr. Girard has also served as Vice President of Sales, Marketing and Support of NEC Information Systems, Inc. Mr. Girard is a member of the board of directors of Comverse Technology, Inc.

            CLASS II DIRECTOR (TERM TO EXPIRE AT 2003 ANNUAL MEETING)

     STEVEN G. MANSON has served as a Director, President and Chief Executive Officer of Artisoft since July 2000. Mr. Manson joined Artisoft in 1996 as Vice President of Product Management - Computer Telephony Division. Subsequently, he was named Vice President and General Manger, and then Senior Vice President and General Manager of the Computer Telephony Products Group. Mr. Manson joined Artisoft from Gensym Corporation where he was Director of Corporate Marketing from 1995 until 1996. Earlier in his career, Mr. Manson held various senior level marketing positions at Cadre Technologies, Inc. and Prime Computer Inc.

                        SERIES B PREFERRED STOCK DIRECTOR

     ROBERT J. MAJTELES has served on the board of directors since August 2002. Mr. Majteles has served as the managing member of Treehouse Capital, LLC, a financial, investment and management advisor since August 2002. Treehouse Capital is joint venture between Mr. Majteles and Special Situations Funds. From January 2000 to April 2001, Mr. Majteles served as Chief Executive Officer of Citadon, Inc., a provider of collaboration software to the construction and engineering industries. From April 1997 until August 1999, Mr. Majteles served as Chief Executive Officer of Ultradata Corporation, a developer of software for financial institutions. Mr. Majteles is a member of the board of directors of Attunity Ltd., a provider of enterprise data integration software. Mr. Majteles was elected to the board of directors pursuant to the class voting rights of our series B preferred stock. Mr. Majteles was designated by Special Situations Funds III, L.P. for election by the holders of our series B preferred stock pursuant to its rights under the purchase agreement dated August 8, 2001 relating to our 2001 preferred stock and warrant financing. Under that purchase agreement each of the investors in that financing agreed to vote its shares of series B preferred stock to elect the designees of Special Situations Fund III, L.P. to serve as the directors elected by the holders of our series B preferred stock, as a class.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     During the fiscal year ended June 30, 2002, our board of directors met 8 times. During the period during which each director served as a director, each director attended at least 75% of the board meetings and 75% of the meetings held by all of the committees on the board on which that director served.

     Our board of directors has a standing audit committee, which monitors and reviews Artisoft's financial statements and the underlying reporting policies and internal controls, recommends the selection of Artisoft's independent auditor, and reviews whether non-audit services provided by the independent auditor undermine the auditor's independence. The audit committee met 11 times during the fiscal year ended June 30, 2002. The current members of the audit committee are Ms. Lewis (Chair) and Messrs. Downey and Girard.

     Our board of directors has a standing compensation committee, which reviews, and recommends to the board for approval, the compensation programs for the chief executive officer, other executive officers and key employees. The compensation committee also administers Artisoft's bonus and incentive plans and programs, including stock option and stock purchase plans. The compensation committee met 5 times during the fiscal year ended June 30, 2002. The current members of the compensation committee are Mr. Girard (Chair) and Ms. Lewis.

     Our board of directors has a standing nominating committee, which recommends nominees for director of Artisoft. The nominating committee met 5 times during the fiscal year ended June 30, 2002. The nominating committee will consider nominees recommended by stockholders. Stockholders who wish to recommend nominees for director should submit such recommendations to Artisoft's corporate secretary, at Artisoft's principal offices, who will forward such recommendations to the nominating committee for consideration. The current members of the nominating committee are Messrs. Goon (Chair) and Downey..

INDEPENDENCE OF AUDIT COMMITTEE MEMBERS

     The NASDAQ Marketplace Rules currently require all NASDAQ companies to have an audit committee of at least three members made up solely of independent directors, each of whom must be able to read and understand fundamental financial statements and one of whom must be financially sophisticated. A director will not be considered "independent" if, among other things, the director has been employed by the company or its affiliates in the current or past three years. Under exceptional and limited circumstances, NASDAQ allows one non-independent director to serve on the audit committee provided that the board of directors determines such appointment to be in the best interests of the company and its stockholders.

     Two audit committee members, Mr. Girard and Ms. Lewis, are independent in accordance with the NASDAQ rules. Mr. Downey, having served as interim President and Chief Executive Officer of Artisoft from March 2000 through June 2000, prior to the appointment of Mr. Manson in July 2000, does not meet NASDAQ's definition of independence.

     The board of directors has determined that Mr. Downey's membership on the audit committee is in the best interests of Artisoft and its stockholders. The board's decision was based, in part, on:

     * Mr. Downey's limited employment by Artisoft pending the appointment of a President and Chief Executive Officer;

     * Mr. Downey's election not to receive any bonus compensation while an employee of Artisoft;

     * Mr. Downey's critical role in continuing the implementation of Artisoft's business strategies; and

     * Mr. Downey's financial sophistication, including his prior experience as Executive Vice President and Chief Financial Officer of Nellcor Puritan Bennett, a medical device company; as Vice President for Finance for Shugart Corporation, a manufacturer and distributor of computer disk drives; and as an employee in various accounting management positions with General Motors Corporation.

DIRECTOR COMPENSATION

     Directors who are not employees of Artisoft receive a $10,000 annual retainer. All directors receive an additional $2,000 annual retainer for each committee of the board of directors on which they serve as a Chairman, plus $1,000 per board meeting attended and $700 per committee meeting attended ($400 for telephonic board or committee meetings). In addition to the director fees, a non-employee Chairman of the Board receives cash compensation of $50,000 per year and, upon appointment as Chairman, an option to purchase 15,000 shares of Artisoft's common stock. In addition, he or she receives an option to purchase 15,000 shares of common stock at each subsequent annual meeting of stockholders, provided the Chairman has served as Chairman for a minimum of six months.

     Directors who are not employees of Artisoft receive an option to purchase 20,000 shares of Artisoft's common stock upon their initial election to the board of directors. In addition, on the date of each annual meeting, each nonemployee director receives an option to purchase 10,000 shares of common stock, provided the director has served as a director a minimum of six months. Options granted to directors, including the Chairman of the Board, vest over a three-year period unless a change in control of Artisoft occurs, in which case they become 100% vested and exercisable. The option exercise price is equal to the fair market value of Artisoft's common stock on the date of grant.

     All directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with attendance at board and committee meetings. Directors who are employees of Artisoft do not receive compensation for service on the board or committees of the board other than their compensation as employees.

                                  PROPOSAL TWO:
              APPROVAL OF AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

     In September 2002, our board of directors approved an amendment, subject to stockholder approval, to our employee stock purchase plan increasing the number of shares of common stock reserved for issuance under the plan from 400,000 to 900,000. The additional 500,000 shares will not be available for issuance under the plan until the commencement of the semiannual period of participation beginning in January 2003. As of June 30, 2002, 88,767 shares of common stock remained available for issuance under our employee stock purchase plan.

     The purpose of the employee stock purchase plan is to provide eligible employees of Artisoft, including subsidiaries, with the opportunity to acquire a proprietary interest in Artisoft, through a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Internal Revenue Code, and thereby to encourage such individuals to remain in the service of Artisoft and to more closely align their interests with those of Artisoft's stockholders.

     Our board of directors believes that the amendment is necessary to assure that Artisoft will have a sufficient reserve of common stock available for purchase over the remaining term of the employee stock purchase plan, and to enable eligible employees to make a larger investment in Artisoft under the terms of the employee stock purchase plan.

     OUR BOARD OF DIRECTORS BELIEVES THAT THE AMENDMENT TO OUR EMPLOYEE STOCK PURCHASE PLAN INCREASING FROM 400,000 TO 900,000 THE NUMBER OF SHARES OF OUR COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THAT PLAN IS IN THE BEST INTERESTS OF BOTH ARTISOFT'S STOCKHOLDERS AND ARTISOFT AND RECOMMENDS A VOTE FOR THE AMENDMENT.

DESCRIPTION OF THE PLAN

     The following is a summary of our employee stock purchase plan. The following summary is qualified in its entirety by reference to the employee stock purchase plan, a copy of which is attached as Appendix A to the electronic copy of this proxy statement filed with the Securities and Exchange Commission and may be accessed from the Securities and Exchange Commission's Internet home page (www.sec.gov). In addition, a copy of the employee stock purchase plan may be obtained from our corporate secretary.

     Our board of directors adopted the employee stock purchase plan on June 16, 1994 and was approved by the stockholders on October 20, 1994. The plan became effective on January 1, 1995. On September 2, 1999, the board of directors adopted amendments to the employee stock purchase plan, which were approved by the stockholders on November 2, 1999. The termination date of our employee stock purchase plan is the last business day of December 2003, subject to certain provisions regarding earlier termination.

     SHARES RESERVED. An aggregate of 900,000 shares of common stock (including the share increase subject to stockholder approval under this proposal) have been reserved for issuance over the remaining term of the employee stock purchase plan. 500,000 of these shares will not be available for issuance under the plan until the commencement of the semiannual period of participation beginning in January 2003. In the event any change is made to Artisoft's outstanding common stock by reason of any stock dividend, stock split, exchange or combination of shares, recapitalization or any other change affecting the common stock as a class without the receipt of consideration, appropriate adjustments will be made by the plan administrator to:

     * the class and maximum number of securities issuable over the term of the employee stock purchase plan;

     * the class and maximum number of securities purchasable per participant on any one semiannual purchase date; and

     * the class and number of securities and the price per share in effect under each purchase right at the time outstanding under the employee stock purchase plan.

These adjustments will be designed to preclude the dilution or enlargement of rights and benefits under our employee stock purchase plan.

     ELIGIBILITY AND PARTICIPATION. Each eligible employee on the first semiannual period of participation will be eligible to become a participant in our employee stock purchase plan. "Eligible employee" means any person who is engaged, on a regularly scheduled basis of more than 20 hours per week for more than five months per calendar year, in rendering personal services to Artisoft as an employee for earnings considered wages under Section 3401(a) of the Internal Revenue Code. The approximate number of persons eligible to participate in the amended employee stock purchase plan was 69 as of September 30, 2002. "Semiannual period of participation" means each semiannual period for which a participant actually participates in an offering period in effect under our employee stock purchase plan. The plan administrator may designate between one and four semiannual periods of participation within each offering period. The first such semiannual period commenced on January 1, 1995 and extended through the last business day in June 1995. Subsequent semiannual periods have generally been measured from the first business day of July to the last business day of December each calendar year and from the first business day in January in the succeeding calendar year to the last business day of June in that calendar year. An offering period and a semiannual period of participation may be coincident under our employee stock purchase plan.

     Each person who is an eligible employee on the start date of any offering period shall be eligible to begin participation in that offering period on that start date, which will become that person's entry date for the offering period. If an eligible employee elects not to become a participant at the start date of an offering period, then that person may not subsequently become a participant in that particular offering period but will be eligible to become a participant at the start date of a subsequent offering period. A person who first becomes an eligible employee after the start date of any offering period may enter that offering period only on the first semiannual entry date, which will become that person's entry date, after the person becomes an eligible employee or may enter a subsequent offering period at the start date of that subsequent offering period. A participant's entry date will be considered the date of the grant of purchase rights to acquire shares of common stock.

     To participate in our employee stock purchase plan for a particular offering period, an eligible employee must complete the enrollment forms, including a purchase agreement and a payroll deduction authorization, prescribed by the plan administrator on or before the start date of the offering period. The payroll deduction authorized by a participant for purposes of acquiring common stock may be between 1% and 15% of the participant's base salary, excluding overtime, bonuses, commissions (other than those functioning as base salary equivalents), severance payments, profit-sharing distributions and other incentive-type payments. All amounts collected by payroll deduction will be credited to the participant's book account under our employee stock purchase plan, but no interest will be paid on the balance of the account. A participant may at any time during a semiannual period of participation reduce the rate of payroll deduction to become effective as soon as practicable after filing the requisite form with the plan administrator. A participant may make only one payroll reduction during a semiannual period of participation. Prior to the start of any new semiannual period of participation, a participant may increase the percentage payroll deduction by filing the requisite form with the plan administrator, and the new percentage will become effective as of the first day of the next semiannual period of participation.

     Termination of a participant's employment for any reason, including retirement, death, discharge or permanent and total disability, immediately cancels participation in our employee stock purchase plan. In that event, the payroll deductions credited to the participant's account will be promptly refunded.

     ADMINISTRATION. Our employee stock purchase plan is administered by the compensation committee of our board of directors. Members of the compensation committee are not eligible to participate in our employee stock purchase plan. The compensation committee is authorized:

     *    to establish the duration of offering periods;

     *    to prescribe forms;

     * to collect payroll deductions and to issue common stock within the provisions of our employee stock purchase plan;

     * to adjust (1) the class and maximum number of securities issuable over the term of the employee stock purchase plan, (2) the class and maximum number of securities purchasable per participant on any semiannual purchase date under the employee stock purchase plan and
          (3) the class and number
          of securities and the price per share in effect under each purchase right at the time outstanding under our employee stock purchase plan, all in the event that any change is made to outstanding common stock by reason of any stock dividend, stock split, exchange or combination of shares, recapitalization or any other change in the capital structure of Artisoft affecting the common stock as a class without receipt of consideration;

     * to terminate all outstanding purchase rights under the employee stock purchase plan immediately following the close of any semiannual period of participation, thereby terminating our employee stock purchase plan in its entirety;

     * to interpret the provisions of our employee stock purchase plan and adopt rules and regulations for the administration of our employee stock purchase plan; and

     * to otherwise supervise the administration of our employee stock purchase plan.

     Decisions of the plan administrator are final and binding.

     AMENDMENT AND TERMINATION. Our employee stock purchase plan will terminate on the earlier of the last business day in December 2003 or the date on which all shares of common stock available for issuance under our employee stock purchase plan have been sold pursuant to purchase rights exercised thereunder. Our board of directors may alter, amend, suspend or discontinue our employee stock purchase plan following any semiannual period of participation; provided, however, that the board of directors may not, without the authorization of the Artisoft's stockholders:

     * increase the number of shares of common stock issuable under our employee stock purchase plan or the maximum number of shares purchasable per participant on any one semiannual purchase date, except by reason of any stock dividend, stock split, exchange or combination of shares, recapitalization or any other change affecting the common stock as a class without Artisoft's receipt of consideration;

     * alter the purchase price formula so as to reduce the purchase price payable for the common stock purchasable under our employee stock purchase plan;

     * materially increase the benefits accruing to participants under the employee stock purchase plan; or

     * materially modify the requirements for participation in our employee stock purchase plan.

     PURCHASE RIGHTS. By executing a purchase agreement and a payroll deduction authorization, a participant is entitled to have shares of common stock purchased under our employee stock purchase plan and issued directly to the participant. Unless participation is terminated, shares of common stock will be purchased directly from Artisoft or in open market transactions from funds available in the participant's account on each semiannual purchase date, at a purchase price per share equal to 85% of the lower of (1) the fair market value per share of common stock on the participant's entry date into that offering period or (2) the fair market value per share of common stock on that semiannual purchase date. For purposes of the employee stock purchase plan, the fair market value of common stock equals the closing selling price on the date in question as reported by the NASDAQ Stock Market. The closing selling price of the common stock on September 30, 2002 was $.66 per share. For each participant whose entry date is other than the start date of the offering period, in no event shall the per share fair market value computed in clause (1) above be less than the per share fair market value of the common stock on the start date of that offering period. The number of shares purchased per participant on each semiannual purchase date during each offering period will be the whole number of shares derived from dividing the amount collected from the participant's payroll deductions during the semiannual period of participation plus any carryover deductions from the preceding semiannual period of participation by the purchase price in effect for the semiannual purchase date.

     No participant may be granted rights to purchase any common stock under our employee stock purchase plan if immediately after the grant that person would own common stock or hold outstanding options to acquire common stock possessing in the aggregate 5% or more of the total combined voting power or value of all classes of Artisoft's securities. No participant may be entitled to accrue rights to acquire common stock pursuant to any purchase right outstanding under our employee stock purchase plan if and to the extent the accrual, when aggregated with rights to purchase common stock accrued under any other purchase right outstanding under the employee stock purchase plan and similar rights accrued under any other employee stock purchase plans (within the meaning of Section 423 of the Internal Revenue Code) of Artisoft or its parent or subsidiary corporations, would otherwise permit the participant to purchase more than $25,000 worth of common stock (based on the fair market value of the stock on the first day of the offering period) for each calendar year that such purchase rights are at any time outstanding. Any payroll deductions not applied to purchase shares of common stock on a semiannual purchase date shall be held for the purchase of common stock on the next semiannual purchase date; provided, however, that any payroll deductions not applied to the purchase of common stock because of the limitations described in the paragraph shall be promptly refunded to the participant. If the total number of shares of common stock which are to be purchased on any semiannual purchase date exceed the number of shares then available for issuance under our employee stock purchase plan, the plan administrator will make a pro rata allocation of the available shares on a uniform and nondiscriminatory basis, and unapplied balances of participants' accounts will be refunded as soon as practicable.

     Purchase rights may be terminated under the employee stock purchase plan. During a semiannual period of participation, a participant may terminate all purchase rights by filing the required notification form with the plan administrator. No further payroll deductions will be collected from the participant, and any payroll deductions collected for the semiannual period of participation in which such termination occurs shall, at the participant's election, be refunded or held for the purchase of shares of common stock on the semiannual purchase date immediately following such termination. Any termination of purchase rights will be irrevocable, and the participant will be ineligible to rejoin the offering period for which the terminated purchase rights were granted. Provided that the participant is an eligible employee, the participant may re-enroll in the employee stock purchase plan. If the participant ceases to be an eligible employee for any reason while purchase rights remain outstanding, then all purchase rights will immediately terminate and the balance of the participant's account will be promptly refunded.

     A participant will have no rights as a stockholder with respect to any purchase rights until the shares of common stock are actually purchased on behalf of the participant. A participant will receive, as soon as practicable after each semiannual purchase date, a stock certificate for the number of shares of common stock purchased on the participant's behalf, or, alternatively, the participant may request that the certificate be issued in "street name" for deposit in a company-designated brokerage account. Participants shall not assign any purchase rights.

     Since the adoption of our employee stock purchase plan, as of June 30, 2002 (the end date of the most recently completed semiannual participation period), the following individuals and groups have acquired the indicated number of shares of our common stock pursuant to the employee stock purchase plan: Steven
G. Manson - 10,430 shares; Christopher Brookins - no shares; Paul Gregory Burningham - no shares; Michael J. O' Donnell - 1,197 shares; Robert H. Goon - no shares; Kathryn B. Lewis - no shares; all current executive officers as a group - 11,627 shares; all current directors who are not executive officers as a group - no shares; and all employees, including all current officers who are not executive officers, as a group - 299,600. Mr. Manson is our President and Chief Executive Officer, Mr. Brookins is our Vice President of Development and Chief Technology Officer, Mr. Burningham is our Vice President of Sales, Mr. O'Donnell is our Chief Financial Officer and Mr. Goon and Ms. Lewis are each nominees for election at the annual meeting as a class III director. Other than such shares, no other shares have been acquired under the employee stock purchase plan by our current executive officers or directors or their respective associates, and no person has acquired more than 5% of the total shares issued under the employee stock purchase plan. The number of shares to be acquired under the employee stock purchase plan in the future depends upon the extent of participation in the plan by eligible participants. Thus, we cannot now determine specific future benefits under the employee stock purchase plan.

     CHANGE IN OWNERSHIP. If a change in ownership of Artisoft occurs, then all outstanding purchase rights under our employee stock purchase plan shall automatically be exercised immediately prior to the effective date of the change in ownership by purchasing shares of common stock, using the proceeds of the participants' accounts, at a purchase price equal to 85% of the lower of (1) the fair market value per share of common stock on the participant's entry date into the offering period during which the change in ownership occurs or (2) the fair market value per share of common stock immediately prior to the effective date of change in ownership. For each participant whose entry date is other than the start date of the offering period, in no event shall the per share fair market value computed in clause (1) above be less than the per share fair market value of the common stock on the start date of that offering period. Artisoft will use its best efforts to provide the participants at least 10 days prior written notice of any change in ownership.

     For purposes of the employee stock purchase plan, "change in ownership" means:

     * a merger or consolidation in which Artisoft is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which Artisoft is incorporated;

     * the sale, transfer or other disposition of all or substantially all of the assets of Artisoft in complete liquidation or dissolution of Artisoft; or

     * any reverse merger in which Artisoft is the surviving entity but in which securities possessing more than 50% of the total combined voting power of Artisoft's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to the merger.

FEDERAL INCOME TAX CONSEQUENCES

     The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the plan and with respect to the sale of common stock acquired under the plan. This summary is based on the tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

     TAX CONSEQUENCES TO PARTICIPANTS. A participant will not have income upon enrolling in the plan or upon purchasing stock at the end of an offering.

     A participant may have both compensation income and capital gain income if the participant sells stock that was acquired under the plan at a profit (if sales proceeds exceed the purchase price). The amount of each type of income will depend on when the participant sells the stock. If the participant sells the stock more than two years after the commencement of the semiannual period of participation during which the stock was purchased and more than one year after the date that the participant purchased the stock, then the participant will have compensation income equal to the lesser of:

     * 15% of the value of the stock on the day the semiannual period of participation commenced; and

     *    the participant's profit.

     Any excess profit will be long-term capital gain.

     If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. If the participant's profit exceeds the compensation income, then the excess profit will be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     If the participant sells the stock at a loss (if sales proceeds are less than the purchase price), then the loss will be a long-term capital loss. This capital loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

     TAX CONSEQUENCES TO THE COMPANY. There will be no tax consequences to the Company except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of
Section 162(m) of the Code.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information about the securities authorized for issuance under our equity compensation plans as of June 30, 2002:

                                                                                                NUMBER OF SECURITIES
                                                                                              REMAINING AVAILABLE FOR
                                          NUMBER OF SECURITIES TO     WEIGHTED-AVERAGE     FUTURE ISSUANCE UNDER EQUITY
                                          BE ISSUED UPON EXERCISE    EXERCISE PRICE OF           COMPENSATION PLANS
                                          OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,  (EXCLUDING SECURITIES REFLECTED
PLAN CATEGORY                               WARRANTS AND RIGHTS     WARRANTS AND RIGHTS           IN COLUMN (A))(2)
-------------                               -------------------     -------------------           -----------------
                                                   (a)                     (b)                          (c)
Equity compensation plans approved by
  security holders......................        2,032,517(1)              $5.62                       966,542(3)(4)
Equity compensation plans not approved
  by security holders...................               --                    --                            --
Total...................................        2,032,517                 $5.62                       966,542

----------
(1) Consists of outstanding options to purchase 2,018,314 shares under the 1994 Stock Incentive Plan and 14,200 shares under the 1991 Director Option Plan.
(2) In addition to being available for future issuance upon exercise of options that may be granted after June 30, 2002, 877,775 shares under the 1994 Stock Incentive Plan may instead be issued in the form of restricted shares, deferred shares, stock appreciation rights, performance shares or other equity based awards; provided, however, that in no event shall the number of common shares covered by grants and awards to any one individual participating in the 1994 Plan exceed 500,000 shares per fiscal year or 1,500,000 shares over the term of the 1994 Plan.
(3) Includes 88,767 shares issuable under Artisoft's employee stock purchase plan, of which up to 88,767 are issuable in connection with the current offering period which ends on December 31, 2002. Also includes 877,775 shares issuable under Artisoft's 1994 Stock Incentive Plan. Under the 1994 Plan, the number of shares issuable is automatically increased every January 1 by an amount equal to 1.5% of the outstanding shares of our common stock on such date; provided, however, that, in no event may the aggregate number of restricted shares and deferred shares available for grants and awards under the 1994 Plan exceed 200,000.
(4) With respect to the employee stock purchase plan, this column includes the 88,767 shares available for issuance prior to the annual meeting but excludes the additional 500,000 shares that would be available if Proposal 2 is approved at the meeting.

                                 PROPOSAL THREE:
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The board of directors, upon the recommendation of the audit committee, has selected KPMG LLP to serve as Artisoft's independent auditors for the fiscal year ending June 30, 2003. KPMG LLP has served as independent auditors of Artisoft since 1990. Although stockholder ratification of the selection of KPMG LLP is not required by law, the board of directors believes that it is desirable to give stockholders the opportunity to ratify this selection. If this proposal is not approved at the meeting, the board of directors will reconsider the selection of KPMG LLP. Representatives of KPMG LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     OUR BOARD OF DIRECTORS BELIEVES THAT THE RATIFICATION OF KMPG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2003 IS IN THE BEST INTERESTS OF BOTH ARTISOFT'S STOCKHOLDERS AND ARTISOFT AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

REPORT OF THE AUDIT COMMITTEE

     For the fiscal year ended June 30, 2002, the audit committee of Artisoft's board of directors was composed of three members and acted under a written charter approved by the board of directors on June 29, 2000. The audit committee reviewed Artisoft's audited financial statements for the fiscal year ended June 30, 2002 and discussed these financial statements with Artisoft's management. The audit committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with KPMG LLP, Artisoft's independent auditors. SAS 61 requires Artisoft's independent auditors to discuss with Artisoft's audit committee, among other things, the following:

     * the initial selection of and changes in significant accounting policies;

     *    methods to account for significant unusual transactions;

     * the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     * the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates;

     * adjustments arising from the audit that, in the auditors' judgment, have a significant effect on the entity's financial reporting;

     * serious difficulties, if any, encountered in dealing with management in the performance of the audit; and

     * disagreements, of which there were none, with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

     Artisoft's independent auditors also provided the audit committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires auditors to disclose annually in writing all relationships that in the auditors' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of their independence. The audit committee also considered whether the independent auditors' provision of the other, non-audit related services to Artisoft, which are referred to in "Independent Auditor's Fees and Other Matters" below, is compatible with maintaining the auditors' independence.

     Based on its discussions with management and the independent auditors, and its review of the representations and information provided by management and the independent auditors, the audit committee recommended to the board of directors that the audited financial statements be included in Artisoft's Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

                                        AUDIT COMMITTEE

                                        KATHRYN B. LEWIS, CHAIR
                                        MICHAEL P. DOWNEY
                                        FRANCIS E. GIRARD

INDEPENDENT AUDITOR'S FEES AND OTHER MATTERS

     AUDIT FEES. KPMG LLP billed Artisoft an aggregate of $137,000 in fees for professional services rendered in connection with the audit of Artisoft's financial statements for the most recent fiscal year and the reviews of the financial statements included in each of Artisoft's Quarterly Reports on Form 10-Q during the fiscal year ended June 30, 2002.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. KPMG LLP did not bill Artisoft for any professional services rendered to Artisoft and its affiliates for the fiscal year ended June 30, 2002 in connection with financial information systems design or implementation, the operation of Artisoft's information system or the management of its local area network.

     ALL OTHER FEES. KPMG LLP billed Artisoft an aggregate of $87,000 in fees for other services rendered to Artisoft and its affiliates for the fiscal year ended June 30, 2002, primarily for tax compliance and advisory services and accounting advisory services.

           INFORMATION ABOUT EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the compensation, for the last three fiscal years, of our Chief Executive Officer and each of our three other most highly compensated executive officers whose total salary and bonus during the year ended June 30, 2002 exceeded $100,000.

     In accordance with the rules of the Securities and Exchange Commission, the compensation set forth in the table below does not, unless otherwise noted, include medical, group life or other benefits which are available to all of our salaried employees, and perquisites and other personal benefits, securities or property which do not exceed the lesser of $50,000 or 10% of the total annual salary and bonuses for each of the individuals shown in the table.

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                    ANNUAL COMPENSATION    ---------------------
                                           FISCAL   --------------------   SECURITIES UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION                 YEAR    SALARY($)   BONUS($)    OPTIONS (SHARES)(#)    COMPENSATION($)
---------------------------                 ----    ---------   --------   ---------------------   ---------------
Steven G. Manson (1).....................   2002     210,861         --          100,000              3,772(2)
  PRESIDENT AND CHIEF EXECUTIVE OFFICER     2001     208,491     10,389          245,000              4,718(2)
                                            2000     165,653     50,235           25,000              5,053(2)

Christopher Brookins.....................   2002     166,575         --           37,500              3,879(3)
  VICE PRESIDENT OF DEVELOPMENT AND         2001     159,734      4,290           92,500              3,537(3)
  CHIEF TECHNOLOGY OFFICER                  2000     149,997     34,032           25,000              4,284(3)

Paul Gregory Burningham (4)..............   2002     135,343     37,935           50,000              2,047(5)
  VICE PRESIDENT OF SALES                   2001     129,922      3,518           37,500              4,604(5)
                                            2000      40,865      5,000           50,000              1,010(5)

Michael J. O'Donnell (6).................   2002     152,923         --           50,000             12,166(7)
  CHIEF FINANCIAL OFFICER                   2001      64,615         --           50,000              1,902(7)

----------
(1) Mr. Manson has served as Artisoft's President and Chief Executive Officer since July 2000. Prior to his appointment as President and Chief Executive Officer, Mr. Manson served as Artisoft's Senior Vice President and General Manager - Computer Telephony Group.
(2) For the fiscal year ended June 30, 2002, consists of $2,965 for contributions by Artisoft under our 401(k) plan and $807 of life insurance premiums paid by Artisoft. For the fiscal year ended June 30, 2001, consists of $3,885 for contributions by Artisoft under our 401(k) plan and $833 of life insurance premiums paid by Artisoft. For the fiscal year ended June 30, 2000, consists of $4,416 for contributions by Artisoft under our 401(k) plan and $637 for life insurance premiums paid by Artisoft.
(3) For the fiscal year ended June 30, 2002, consists of $3,475 for contributions by Artisoft under our 401(k) plan and $404 of life insurance premiums paid by Artisoft. For the fiscal year ended June 30, 2001, consists of $3,335 for contributions by Artisoft under our 401(k) plan and $202 for life insurance premiums paid by Artisoft. For the fiscal year ended June 30, 2000, consists of $4,284 for contributions by Artisoft under our 401(k) plan.
(4) Mr. Burningham served as Vice President of Business Development from February 2000 until his appointment as Vice President of Sales in September 2001.
(5) For the fiscal year ended June 30, 2002, consists of $1,452 for contributions by Artisoft under our 401(k) plan and $595 of life insurance premiums paid by Artisoft. For the fiscal year ended June 30, 2001, consists of $4,153 for contributions by Artisoft under our 401(k) plan and $451 for life insurance premiums paid by Artisoft and. For the fiscal year ended June 30, 2000, consists of $1,010 for contributions by Artisoft under our 401(k) plan.
(6)  Mr. O'Donnell joined Artisoft as its Chief Financial Officer in January
     2001.

(7) For the fiscal year ended June 30, 2002, consists of $4,580 for matching contributions under Artisoft's 401(k) plan and $7,586 for life insurance premiums paid by Artisoft. For fiscal year ended June 30, 2001, consists of $1,212 for matching contributions by Artisoft under our 401(k) plan and $690 for life insurance premiums paid by Artisoft.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning individual grants of options to purchase our common stock made during the fiscal year ended June 30, 2002 to those executive officers named in the table set forth under the heading "Summary Compensation Table" above. Each option has a term of ten years, has a per share exercise price equal to the per share fair market value of our common stock on the option grant date and vests as to 25% one year after the grant date, with the remaining 75% vesting in equal monthly installments over the succeeding 36 months. We granted options to purchase an aggregate of up to 487,250 shares of our common stock to our employees, including the officers listed in the table below, during the fiscal year ended June 30, 2002.

     Amounts described in the following table under the heading "Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term" represent hypothetical gains that could be achieved for the options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend upon the future performance of the Artisoft's common stock and the date on which the options are exercised.

                                             INDIVIDUAL GRANTS
                            ----------------------------------------------------
                                                                                   POTENTIAL REALIZABLE
                                        PERCENT OF TOTAL                             VALUE AT ASSUMED
                            NUMBER OF       OPTIONS                               ANNUAL RATES OF STOCK
                            SECURITIES     GRANTED TO                             PRICE APPRECIATION FOR
                            UNDERLYING    EMPLOYEES IN    EXERCISE                     OPTION TERM
                             OPTIONS      FISCAL YEAR       PRICE     EXPIRATION    -------------------
NAME                        GRANTED(#)        (%)         ($/SHARE)      DATE        5%($)       10%($)
----                        ----------       ----         ---------    ---------    -------     -------
Steven G. Manson..........   100,000         20.5            1.95      11/8/2011    122,635     310,780
Christopher Brookins......    37,500          7.7            1.95      11/8/2011     45,988     116,542
Paul Gregory Burningham...    50,000         10.3            1.95      11/8/2011     61,317     155,390
Michael J. O'Donnell......    50,000         10.3            1.95      11/8/2011     61,317     155,390

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information regarding stock options exercised during the fiscal year ended June 30, 2002 and the number and value of unexercised stock options held as of June 30, 2002 by each of the executive officers identified in the table set forth under the heading "Summary Compensation Table" above. In the following table, amounts set forth under the heading "Value of Unexercised In-the-Money Options at Fiscal Year End" are calculated based upon a per share option value determined by subtracting the option exercise price from $1.50, the per share closing sale price of Artisoft's common stock on June 28, 2002, as reported on the NASDAQ Stock Market.

                                                         NUMBER OF SECURITIES   VALUE OF UNEXERCISED
                                                              UNDERLYING            IN-THE-MONEY
                                                          UNEXERCISED OPTIONS         OPTIONS
                               SHARES                     AT FISCAL YEAR-END     AT FISCAL YEAR END
                              ACQUIRED        VALUE           EXERCISABLE /        EXERCISABLE /
NAME                       ON EXERCISE(#)   REALIZED($)      UNEXERCISABLE        UNEXERCISABLE($)
----                       --------------   -----------      -------------        ----------------
Steven G. Manson..........       --             --         206,840 / 265,415           0 / 0
Christopher Brookins......       --             --         141,870 / 108,130           0 / 0
Paul Gregory Burningham...       --             --          42,713 / 94,787            0 / 0
Michael J. O'Donnell......       --             --          17,708 / 82,292            0 / 0

CHANGE IN CONTROL AND SEVERANCE AGREEMENTS

     Artisoft has entered into change in control agreements with all of its executive officers. These agreements provide that in the event of a change in control of Artisoft and a termination of employment within two years without cause or by the executive for "good reason," such as a reduction in duties and responsibilities, (1) all of the officer's unvested options vest and become exercisable in full and (2) Artisoft will pay the executive a lump sum equal to one year's base salary (two years for the Chief Executive Officer) plus bonus. In addition, the executive will be entitled to other employee benefits that he or she would otherwise have received for a one-year period (two years for the Chief Executive Officer) after the termination of employment.

     In addition, Artisoft has entered into a severance agreement with its Chief Executive Officer providing that, in the event his employment is terminated without cause, he will have the option of receiving a lump sum payment equal to six months base salary or a salary continuation for nine months from the date of termination or until the date he has obtained other full-time employment, whichever is earlier.

REPORT OF THE COMPENSATION COMMITTEE

     This report is submitted by the compensation committee of the board of directors and addresses Artisoft's policies for the fiscal year ended June 30, 2002. All members of the compensation committee are nonemployee directors.

     COMPENSATION PHILOSOPHY. The objectives of Artisoft's executive compensation policies are:

     * to attract, retain and reward executive officers who contribute to Artisoft's success;

     * to align the financial interests of executive officers with the performance of Artisoft;

     * to strengthen the relationship between executive pay and shareholder value;

     * to motivate executive officers to achieve Artisoft's business objectives; and

     *    to reward individual performance.


     In general, the compensation committee considers the following:

     * The level of compensation paid to executive officers in companies similarly situated in size and products. To ensure that pay is competitive, the compensation committee, from time to time, compares Artisoft's executive compensation packages with those offered by other companies in the same or similar industries.

     * The individual performance of each executive officer. Individual performance includes meeting performance objectives, demonstration of knowledge, skills and teamwork and acceptance of Artisoft's core values.

     * Corporate performance. Corporate performance is evaluated by factors such as performance relative to competitors, performance relative to business conditions and progress in meeting Artisoft's objectives and goals.

     * The responsibility and authority of each position relative to other positions within Artisoft.

     BASE SALARY. Base salaries are established for each executive officer at levels that are intended to be competitive with comparable positions at other software and computer industry companies of similar size or products. Artisoft seeks to pay salaries to executive officers that are commensurate with their qualifications, duties and responsibilities and that are competitive in the marketplace. In conducting annual salary reviews, the compensation committee considers each individual executive officer's achievements during the prior fiscal year in meeting financial and business objectives, as well as the executive officer's performance of individual responsibilities and Artisoft's financial position and overall performance.

     PERFORMANCE BONUS. Executives, other than the Vice President of Sales, are generally eligible to receive a performance bonus payable in cash. Performance bonuses are used to provide executive officers with financial incentives to meet six month performance targets of Artisoft and individual performance objectives. At the beginning of each fiscal year and at mid-year, the compensation committee establishes a targeted bonus for each executive, other than the Vice President of Sales, and establishes the individual performance objectives for the executive to achieve the bonus. These bonuses are targeted between 20% and 50% of the executive officer's base salary, for the applicable period. Before a bonus becomes payable, the predetermined objectives must have been achieved. Individual bonuses increase if Artisoft exceeds its established objectives. The individual performance objectives for executives other than the Chief Executive Officer are proposed by management and reviewed and approved by the compensation committee. Individual performance objectives for the Chief Executive Officer are determined by the compensation committee and reviewed and approved by the board of directors (other than the Chief Executive Officer). Due to revenue and loss projections for the fiscal year ended June 30, 2002, the compensation committee temporarily suspended the performance bonus for executive officers, other than for the Vice President of Sales, for the fiscal year ended June 30, 2002. As a consequence, no performance bonuses were awarded to Artisoft's executive officers, other than the Vice President of Sales, for the fiscal year ended June 30, 2002. The Vice President of Sales is eligible to receive a sales-based performance bonus based on achievement of pre-determined revenue targets. For the fiscal year ended June 30, 2002, the Vice President of Sales received a sales-based performance bonus of $37,935.

     OPTION GRANTS. The compensation committee believes that equity ownership by executive officers provides incentives to build stockholder value and aligns the interests of executive officers with the stockholders. The compensation committee typically awards a stock option subject to four-year vesting upon hiring an executive officer. After the initial grant, the compensation committee considers awarding additional options, usually on an annual basis. Options are granted at the market price for Artisoft's common stock at the time of grant.

     In determining the size of stock option grants, the compensation committee considers the level and responsibility of the executive officer, the contribution that the executive officer is expected to make to Artisoft and comparable equity compensation offered by other software and computer industry companies.

     CHIEF EXECUTIVE OFFICER COMPENSATION. As Artisoft's President and Chief Executive Officer, Steven G. Manson received salary of $210,861 during the fiscal year ended June 30, 2002. Mr. Manson's annual salary for fiscal 2002 was analyzed with reference to an assessment of comparative industry salaries. In addition, due to revenue and loss projections for the fiscal year ended June 30, 2002, the compensation committee did not grant an increase in the base salary of the President and Chief Executive Officer for the fiscal year ended June 30, 2002. The difference in base salary paid to Steven G. Manson, our President and Chief Executive Officer, in fiscal year 2001 and fiscal year 2002 is attributable primarily to Mr. Manson's appointment as President and Chief Executive Officer after the commencement of fiscal year 2001. Mr. Manson did not receive a cash bonus for fiscal 2002.

     In November 2001, Mr. Manson was granted an option to purchase 100,000 shares of common stock at $1.95 per share. One-quarter of these shares will vest and become exercisable one year after the date of grant, and the remaining shares will become exercisable in equal monthly installments over the ensuing three years. The compensation committee believes that these options provide an appropriate long-term incentive for continued service on behalf of Artisoft.

     IMPACT OF SECTION 162(M) OF THE INTERNAL REVENUE CODE. Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a corporation's chief executive officer and the other four most highly compensated executive officers. Certain compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. The compensation committee reviews the potential effect of Section 162(m) periodically and generally seeks to structure the stock options granted to its executive officers in a manner that is intended to avoid disallowances under
Section 162(m). However, the compensation committee reserves the right to use its judgment to authorize compensation payments which may be in excess of the limit when the compensation committee believes such payments are appropriate and in the best interests of the stockholders, after taking into consideration changing business conditions and the performance of its employees.

                                        COMPENSATION COMMITTEE

                                        FRANCIS E. GIRARD, CHAIR
                                        KATHRYN B. LEWIS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2002, Francis E. Girard and Kathryn
B. Lewis served as members of the compensation committee of the board of directors of Artisoft. Neither member was at any time during the fiscal year ended June 30, 2002, or formerly, an officer or employee of Artisoft or any of its subsidiaries. No executive officer of Artisoft is a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a director or member of Artisoft's board of directors.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Artisoft's directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish Artisoft with copies of all Section 16(a) reports they file. To Artisoft's knowledge, based solely on a review of the copies of such reports and written representations that no other reports were required, Artisoft believes that all filing requirements applicable to Artisoft's officers, directors and greater than 10% stockholders were satisfied during the fiscal year ended June 30, 2002.

COMPARISON OF STOCK PERFORMANCE

     The following graph compares the cumulative total stockholder returns on Artisoft's common stock during each of the fiscal years in the period commencing June 30, 1997 and ending June 30, 2002 with the cumulative total return over the same period of the NASDAQ Stock Market Index (which, in past proxy statements, we have referred to as the Nasdaq National Market Index) and the NASDAQ Telecommunications Index. The comparison assumes the investment of $100 on June 30, 1997 in our common stock, the NASDAQ Stock Market Index and the NASDAQ Telecommunications Index and assumes dividends, if any, were reinvested. June 30, 1997 was the last day of our 1997 fiscal year.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
           Among Artisoft, Inc., The Nasdaq Stock Market (U.S.) Index
                     and The Nasdaq Telecommunications Index

                            [STOCK PERFORMANCE GRAPH]

                                           Fiscal Year Ended June 30,
                                 ----------------------------------------------
                                  1997    1998    1999    2000    2001    2002
                                 ------  ------  ------  ------  ------  ------
ARTISOFT, INC. ...............   100.00  115.79  213.16  510.53  191.16   63.16
NASDAQ STOCK MARKET (U.S.) ...   100.00  131.62  189.31  279.93  151.75  103.32
NASDAQ TELECOMMUNICATIONS ....   100.00  169.13  277.36  310.82  131.80   45.38

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     2001 FINANCING. On August 8, 2001, Artisoft entered into an agreement for a $7 million private placement financing to issue an aggregate of 2,800,000 shares of its series B preferred stock at a per share price equal to $2.50 and warrants to purchase up to 2,800,000 shares of Artisoft's common stock at a per share exercise price of $3.75. $3.9 million of the financing was received on August 8, 2001 upon the issuance of 1,560,060 shares of series B preferred and warrants to purchase up to 1,560,000 shares of common stock. The remaining $3.1 million was received on November 14, 2001 upon the issuance of the remaining 1,240,000 shares of series B preferred and warrants to purchase up to 1,240,000 shares of common stock. All of the investors who participated in the portion of the financing which was consummated in August 2001 are affiliates of Austin W. Marxe and David M. Greenhouse. Those same investors also participated in the portion of the financing which was consummated in November 2001. In addition, investors affiliated with Gruber & McBaine Capital Management, LLC participated in the portion of the financing which was consummated in November 2001.

     The following table describes the participation in this 2001 financing by affiliates of both (1) Austin W. Marxe and David M. Greenhouse and (2) Gruber & McBaine Capital Management, LLC:

                           AUGUST 2001 PARTICIPATION           NOVEMBER 2001 PARTICIPATION              TOTAL PARTICIPATION
                      -----------------------------------   ----------------------------------   -----------------------------------
                                  SHARES OF   WARRANTS TO               SHARES OF  WARRANTS TO               SHARES OF   WARRANTS TO
                                   SERIES B     PURCHASE                 SERIES B    PURCHASE                 SERIES B     PURCHASE
                       PURCHASE   PREFERRED      COMMON      PURCHASE   PREFERRED     COMMON      PURCHASE   PREFERRED      COMMON
   INVESTORS            PRICE       STOCK        STOCK        PRICE       STOCK       STOCK        PRICE       STOCK        STOCK
   ---------          ----------  ----------   ----------   ----------  ---------   ----------   ----------  ----------   ----------
Affiliates of
  Austin W. Marxe
  and David M.
  Greenhouse........  $3,900,000   1,560,000    1,560,000   $1,350,000    540,000     540,000    $5,250,000   2,100,000    2,100,000

Affiliates of
  Gruber &
  McBaine Capital
  Management, LLC...          --          --           --   $1,750,000    700,000     700,000    $1,750,000     700,000      700,000

     The rights, preferences and powers of the series B preferred stock include the following.

     VOTING RIGHTS. In general, shares of the series B preferred stock vote on an as-converted basis with the shares of common stock as the same class. The holders of the series B preferred stock, voting as a separate class, also have the right to elect two members of the board of directors. Pursuant to the purchase agreement entered into between Artisoft and the investors in the financing, each of the investors has agreed that for so long as Special Situations Fund III, L.P. (one of the investors affiliated with Austin W. Marxe and David M. Greenhouse) and/or one of its affiliates holds shares of series B preferred stock, Special Situations Fund III, L.P. shall have the right to designate the directors to be elected by the holders of the series B preferred stock, and each of the investors will vote its shares of series B preferred stock to elect Special Situations Fund III, L.P.'s designees. In addition, the vote of the holders of at least a majority of the outstanding shares of series B preferred stock will generally be required for Artisoft to effect certain transactions, including, without limitation:

     * issuing additional shares of series B preferred stock or stock with rights, preferences or privileges senior to or on a parity with the series B preferred stock;

     * amending Artisoft's certificate of incorporation or by-laws or recapitalizing or reclassifying Artisoft's securities so as to adversely affect or diminish the rights, preferences or privileges of the series B preferred stock;

     * increasing the size of Artisoft's board of directors to greater than nine members;

     * effecting certain redemptions and repurchases of Artisoft's capital stock; and

     * effecting certain dividend payments on any shares of Artisoft's capital stock.

     LIQUIDATION PREFERENCE. Upon any voluntary or involuntary liquidation, dissolution or winding up of Artisoft, the holders of shares of series B preferred stock will be entitled to be paid out of Artisoft's assets available for distribution prior to any distribution to the holders of common stock an amount equal to $2.50 per share (as adjusted for stock splits, stock dividends and similar events). A merger, consolidation, change of control or sale of all or substantially all of Artisoft's assets will be deemed to be a liquidation of Artisoft.

     CONVERSION. The holders of the series B preferred stock have the right, at any time and at their option, to convert each share of series B preferred stock into a number of shares of common stock determined by dividing the then-applicable per share liquidation preference of the series B preferred stock by the then-applicable per share conversion price of the series B preferred stock. Initially, the conversion price was $2.50. Following Artisoft's September 2002 financing described below, the conversion price was reduced to $1.05. In addition, each share of series B preferred stock will convert, in accordance with the same formula, at the option of Artisoft in the event the closing per share bid price of the common stock exceeds $5.00 for 30 consecutive trading days and all of the shares of common stock issuable upon conversion of the series B preferred stock are registered for resale pursuant to an effective registration statement. The conversion price is subject to adjustment in the case of any stock dividend, stock split, combination, capital reorganization, reclassification or merger or consolidation. Subject to limited exceptions, the conversion price is also subject to adjustment in the case of an issuance of shares of common stock, or securities exercisable for or convertible into common stock, at a per share price less than the conversion price then in effect. In the event of such an issuance, the conversion price will be reduced to equal the per share price of that issuance.

     DIVIDENDS. Holders of shares of series B preferred stock shall be entitled to receive dividends when and if declared as determined by Artisoft's board of directors. Artisoft may not pay any dividends or distributions on shares of common stock, other than dividends payable solely in shares of common stock, unless the holders of shares of series B preferred stock first receive, or simultaneously receive, a dividend or distribution on each outstanding share of series B preferred stock equal to the product of (1) the per share dividend or distribution to be paid for the common stock, multiplied by (2) the number of shares of common stock into which the series B preferred stock is then converted.

     The warrants issued by Artisoft to the investors in the 2001 financing consisted of warrants to purchase an aggregate of up to 2,800,000 shares of common stock at a per share exercise price originally set at $3.75. Following Artisoft's September 2002 financing described below, the per share exercise price of the warrants was reduced to $1.05. The warrants have a term of exercise which expires on September 30, 2006. The number of shares issuable upon exercise and the per share exercise price of the warrants are subject to adjustment in the case of any stock dividend, stock split, combination, capital reorganization, reclassification or merger or consolidation. Subject to limited exceptions, the per share exercise price of the warrants is also subject to adjustment in the case of an issuance of shares of common stock or securities exercisable for or convertible into common stock, at a per share price less than the per share exercise price of the warrants then in effect. In the event of such an issuance, the per share exercise price of the warrants will be reduced to equal the per share price of that issuance. In addition, the warrants may be exercised by means of a "net exercise" feature under which Artisoft does not receive any cash, but rather, the number of shares issued upon exercise is net of the number of shares withheld by Artisoft in lieu of payment of the exercise price. This net exercise right is generally limited to times when Artisoft is not in compliance with its obligations relating to the registration of the shares of common stock underlying the warrants for resale under Artisoft's registration rights agreement with the investors. Artisoft may, at its option, demand that the warrants be exercised, in the event the closing per share bid price of the common stock exceeds $7.50 for 30 consecutive trading days and all of the shares of common stock underlying the warrants are registered for resale pursuant to an effective registration statement.

     The purchase agreement and registration rights agreement relating to the 2001 financing also contain the following additional provisions, among others:

     * So long as the investors in the financing hold at least a majority of the series B preferred stock issued to the investors in the financing, those investors have the right to participate, up to their pro rata share, based upon their participation in the 2001 financing, in future non-public capital raising transactions by Artisoft.

     * Artisoft agreed to amend its shareholder rights plan so that the rights under that plan would expire and the plan would terminate effective December 31, 2001. Artisoft amended its shareholder rights plan accordingly. In addition, Artisoft is restricted from adopting another shareholder rights plan without the consent of a majority in interest of the investors in the financing.

     * Artisoft agreed to register for resale by the investors in the financing the shares of common stock issuable upon exercise of the series B preferred stock (including as a result of adjustments to the conversion price) and the warrants issued in the financing. To the extent Artisoft does not meet the timing requirements for filing and effectiveness of registration statements with respect to such registrations, Artisoft is generally required to pay liquidated damages to the investors in an amount equal to 1.5% of the purchase price allocable to the securities to be registered for any month or pro rata for any portion thereof by which the timing requirements have lapsed.

     SEPTEMBER 2002 FINANCING. On August 8, 2002, Artisoft entered into a purchase agreement with affiliates of Austin W. Marxe and David M. Greenhouse, under which Artisoft agreed to issue and sell 1,904,800 shares of common stock at a per share purchase price equal to $1.05. This financing was consummated on September 26, 2002. Artisoft received gross proceeds from the issuance and sale of common stock in this financing in the amount of $2,000,040.

     The purchase agreement and registration rights agreement relating to the 2002 financing also contain the following additional provisions, among others:

     * For as long as the investors or their assigns hold at least 33% of the shares of common stock issued and sold under the August 2002 purchase agreement, they will have the right to designate one person for election to the board of directors. For so long as Special Situations Fund III, L.P. or one of its affiliates hold any of those shares, Special Situations Fund III, L.P. will have the right to designate the nominee. Artisoft will use its best efforts to cause the nominee to be elected to Artisoft's board of directors.

     * The shares of common stock to be issued and sold to the investors will be subject to purchase price adjustments during the 24-month period following the first effective date of a registration statement filed by Artisoft covering the resale of those shares. With limited exceptions, if during this purchase price adjustment period, Artisoft issues or sells or is deemed to issue or sell shares of common stock at a per share price lower than $1.05, the per share purchase price of the shares of common stock issued and sold under the August 2002 purchase agreement will be deemed to be reduced to that lower price and Artisoft will be obligated to issue additional shares of common stock to the investors. Artisoft will issue additional shares of common stock in an amount equal to (1) $2,000,040 divided by the price at which the additional shares were sold minus (2) the total number of shares of common stock originally purchased by the investors and subsequently acquired by the investors pursuant to any previous price adjustments.

     * For as long as the investors or their assigns hold at least a majority of the shares of common stock issued and sold under the August 2002 purchase agreement, they will have the right to participate, up to their pro rata share, in future non-public capital raising transactions of Artisoft. Each investor's pro rata share will be determined based upon the number of shares of common stock it purchased under the August 2002 purchase agreement in relation to the total number of shares of common stock purchased under that agreement. The preemptive rights of the investors under the August 2002 purchase agreement are not exercisable unless and until the expiration or termination in full of the similar rights of all of the investors in Artisoft's 2001 financing.

     * Artisoft agreed to register for resale by the investors the shares of common stock purchased pursuant to the August 2002 purchase agreement and any additional shares that may be issued pursuant to the purchase price adjustments described above. To the extent Artisoft does not meet the timing requirements for filing and effectiveness of registration statements with respect to such registrations, Artisoft is generally required to pay liquidated damages to the investors in an amount equal to 1.5% of the purchase price allocable to the securities to be registered for any month or pro rata for any portion thereof by which the timing requirements have lapsed.

     The closing of the issuance and sale of shares of common stock under the August 2002 purchase agreement resulted in anti-dilution adjustments to the series B preferred stock and the warrants issued in Artisoft's 2001 financing. As a result of these anti-dilution adjustments, each share of series B preferred stock is convertible into approximately 2.38 shares of common stock. In addition, the per share exercise price of each warrant has been reduced from $3.75 to $1.05. As of immediately subsequent to the September 2002 financing, Austin W. Marxe and David M. Greenhouse beneficially owned in the aggregate approximately 36.3% of the common stock of Artisoft. Gruber & McBaine Capital Management, LLC, which did not participate in the September 2002 financing, beneficially owned in the aggregate approximately 11.8% of the common stock of Artisoft immediately subsequent to the September 2002 financing.

     The holders of series B preferred stock, as a class, are entitled to elect up to two directors of Artisoft. On August 28, 2002, the holders of series B preferred exercised this right in part, to elect Robert J. Majteles to our board of directors. Mr. Majteles is the managing member of Treehouse Capital, LLC, a financial, investment and management advisor. Treehouse Capital is a joint venture between Mr. Majteles and Special Situations Funds (an affiliate of Austin W. Marxe and David M. Greenhouse). The investors in Artisoft's 2001 and 2002 financings which are affiliated with Austin W. Marxe and David M. Greenhouse have entered into an agreement with Mr. Majteles and Treehouse Capital pursuant to which Treehouse Capital, through Mr. Majteles, provides certain management and financial advisory services for the investors on request. Pursuant to this agreement, the investors pay Treehouse Capital a retainer of $10,000 per month. If Mr. Majteles's services are requested by the investors with respect to a particular portfolio investment, Treehouse is entitled to 10% of the investors' net gain or net loss on the investment during the term of the agreement, offset by certain fees that may be paid by the portfolio company to Treehouse Capital or Mr. Majteles directly and, except in certain cases, the amount of the retainer paid to Treehouse Capital. Under the agreement, Mr. Majteles is required to act independently of the investors in discharging his fiduciary duties to stockholders of any company for which he serves as a member of the board of directors and also is obligated not to disclose to the investors or use for his own benefit any confidential information he obtains in connection with his service for a particular portfolio company. Mr. Majteles does not have or share voting or dispositive power over any securities held by the investors. Mr. Majteles has agreed to serve as a director of Artisoft pursuant to this agreement.

     OUR BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE OR FOLLOW THE INSTRUCTIONS PROVIDED FOR VOTING BY PHONE OR VIA THE INTERNET, IF APPLICABLE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS OR VOTED BY PHONE OR THE INTERNET.

                                        By Order of the Board of Directors

                                        /s/ MICHAEL J. O'DONNELL

                                        MICHAEL J. O'DONNELL
                                        SECRETARY

October 18, 2002

                                                                      APPENDIX A

                   ARTISOFT, INC. EMPLOYEE STOCK PURCHASE PLAN

1.   PURPOSE

     A. The Artisoft, Inc. Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of the Corporation and one or more of its Corporate Affiliates with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll deduction-based employee stock purchase plan designed to qualify under Section 423 of the Code.

     B. The Plan was adopted on June 16, 1994, by the Board of Directors of the Corporation.

2.   DEFINITIONS

     For purposes of administration of the Plan, the following terms shall have the meanings indicated:

     BASE-SALARY means the regular base salary paid to a Participant by one or more Participating Corporations during such individual's period of participation in the Plan, plus any pre-tax contributions trade by the Participant to any Code
Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. The following items of compensation shall not be included in Base
Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code
Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or one or more Corporate Affiliates under any employee benefit or welfare plan now or hereafter established.

     BOARD means the Board of Directors of the Corporation.

     CODE means the Internal Revenue Code of 1986, as amended from time to time.

     COMMON STOCK means shares of the Corporation's common stock, par value $0.01 per share.

     CORPORATE AFFILIATE means any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), including any parent or subsidiary corporation which becomes such after the Effective Time.

     CORPORATION means Artisoft, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of the Corporation which shall by appropriate action adopt the Plan.

     EFFECTIVE TIME means the later of January 1, 1995, or the time at which the Plan is approved by the shareholders of the Corporation. The initial offering period under the Plan shall start at the Effective Time. Any Corporate Affiliate which becomes a Participating Corporation in the Plan after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

     ELIGIBLE EMPLOYEE means any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendering of personal services to the Corporation or any other Participating Corporation as an employee for earnings considered wages under Section 3401(a) of the Code.

     ENTRY DATE means the date an Eligible Employee first joins the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

     FAIR MARKET VALUE means, for any date under the Plan on which the Common Stock is registered under Section 12(g) of the 1934 Act and traded on the open market, the closing selling price per share of the Common Stock on such date, as officially quoted on the principal securities exchange on which the Common Stock is at the time traded or, if not traded on any securities exchange, the closing selling price per share of the Common Stock on such date, as reported on the NASDAQ Stock Market. If there are no sales of the Common Stock on such day, then the closing selling price per share on the next preceding day for which such closing selling price is quoted shall be determinative of Fair Market Value.

     1993 ACT means the Securities Act of 1933, as amended.

     1934 ACT means the Securities Exchange Act of 1934, as amended.

     PARTICIPANT means any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

     PARTICIPATING CORPORATION means the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporation in the Plan, as of the Effective Time, is the Corporation.

     PLAN ADMINISTRATOR shall have the meaning given such term in Section 3.

     SEMIANNUAL ENTRY DATE means the first business day of January and July each calendar year within an offering period in effect under the Plan. The earliest Semiannual Entry Date under the Plan shall be January 1, 1995.

     SEMIANNUAL PERIOD OF PARTICIPATION means each semiannual period for which the Participant actually participates in an offering period in effect under the Plan. There shall be a maximum of four (4) Semiannual Periods of Participation within each offering period. A Semiannual Period of Participation may coincide with an offering period. The first such Semiannual Period of Participation shall extend from January 1, 1995, through the last business day in June 1995. Subsequent Semiannual Periods of Participation shall be measured from the first business day of July to the last business day of December each calendar year and from the first business day of January in the succeeding calendar year to the last business day of June in that calendar year.

     SEMIANNUAL PURCHASE DATE means the last business day of June and December each calendar year on which shares of Common Stock are automatically purchased for Participants under the Plan. The initial Semiannual Purchase Date shall be June 30, 1995.

3.   ADMINISTRATION

     The Plan Administrator shall have sole and exclusive authority to administer the Plan and shall consist of the Compensation Committee (the "Plan Administrator"), composed of two (2) or more nonemployee members of the Board of Directors. The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan.

4.   OFFERING PERIODS

     A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Subpart I of Section 7, Subpart A of Section 9 or Subpart B of
Section 10.

     B. Each offering period shall have a maximum duration of twenty-four (24) months. The duration of each offering period shall be designated by the Plan Administrator prior to the start date of the offering period. The initial offering period shall run from January 1, 1995, to the last business day of June 1995. The next offering period shall commence on the first business day in July 1995, and subsequent offering periods shall commence as designated by the Plan Administrator. An offering period may coincide with a Semiannual Period of Participation.

     C. The Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Entry Date on which such individual first joins the offering period in effect under the Plan and shall be automatically exercised on the last business day of June and December of each year.

     D. No purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until such time as (i) the Plan shall have been approved by the shareholders of the Corporation and (ii) the Corporation shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any securities exchange on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation.

     E. The Participant's acquisition of Common Stock under the Plan on any Semiannual Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Semiannual Purchase Date, whether within the same or a different offering period.

5.   ELIGIBILITY AND PARTICIPATION

     A. Each Eligible Employee of a Participating Corporation shall be eligible to participate in the Plan in accordance with the following provisions:

          (i) An individual who is an Eligible Employee on the start date of any offering period under the Plan shall be eligible to commence participation in that offering period on such start date. That start date shall become such individual's Entry Date for the offering period, and on that date such individual shall be granted his/her purchase right for the offering period. Should any such Eligible Employee not enter the offering period on the start date, then he/she may not subsequently join that particular offering period on any later date.

          (ii) An individual who first becomes an Eligible Employee after the start date of any offering period under the Plan may enter that offering period on the first Semiannual Entry Date on which he/she is an Eligible Employee. Such Semiannual Entry Date shall become such individual's Entry Date for the offering period, and on that date such individual shall be granted his/her purchase right for the offering period. Should such an Eligible Employee not enter the offering period on the first Semiannual Entry Date on which he/she is eligible to join the offering period, then he/she may not subsequently join that particular offering period on any later date.

     B. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his/her scheduled Entry Date.

     C. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock under the Plan may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Semiannual Period of Participation within the offering period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

          (i) The Participant may, at any time during a Semiannual Period of Participation, reduce his/her rate of payroll deduction to become effective as soon as possible after filing of the requisite reduction form with the Plan

Administrator. The Participant may not, however, effect more than one such reduction per Semiannual Period of Participation.

          (ii) The Participant may, prior to the commencement of any new Semiannual Period of Participation within the offering period, increase the rate of his/her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective as of the first day of the first Semiannual Period of Participation following the filing of such form.

     D. Payroll deductions will automatically cease upon the termination of the Participant's purchase right in accordance with the applicable provisions of
Section 7 below.

6.   STOCK SUBJECT TO PLAN

     A. The Common Stock purchasable under the Plan shall, solely in the discretion of the Plan Administrator, be made available from either authorized but unissued shares of Common Stock or from shares of Common Stock reacquired by the Corporation, including shares of Common Stock purchased on the open market. The total number of shares which may be issued under the Plan shall not exceed 200,000 shares (subject to adjustment under Subpart B of Section 6 below).

     B. In the event any change is made to the Corporation's outstanding Common Stock by reason of any stock dividend, stock split, exchange or combination of shares, recapitalization or any other change affecting the Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the class and maximum number of securities issuable over the term of the Plan, (ii) the class and maximum number of securities purchasable per Participant on any one Semiannual Purchase Date and (iii) the class and number of securities and the price per share in effect under each purchase right at the time outstanding under the Plan. Such adjustments shall be designed to preclude the dilution or enlargement of rights and benefits under the Plan.

7.   PURCHASE RIGHTS

     An Eligible Employee who participates in the Plan for a particular offering period shall have the right to purchase shares of Common Stock, in a series of successive semiannual installments during such offering period, upon the terms and conditions set forth below and shall execute a purchase agreement embodying such terms and conditions and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

     A. PURCHASE PRICE. Common Stock shall be purchasable on each Semiannual Purchase Date within the offering period at a purchase price equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share on that Semiannual Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value of the Common Stock on the start date of that offering period. No fractional shares may be purchased.

     B. NUMBER OF PURCHASABLE SHARES. The number of shares purchasable per Participant on each Semiannual Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Semiannual Period of Participation ending with that Semiannual Purchase Date (together with any carryover deductions from the preceding Semiannual Period of Participation) by the purchase price in effect for the Semiannual Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any Semiannual Purchase Date shall not exceed 500 shares, subject to periodic adjustment under Subpart B of Section 6.

     Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any of its Corporate Affiliates.

     C. PAYMENT. Payment for the Common Stock purchased under the Plan shall be effected by means of the Participant's authorized payroll deductions. Such deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of the offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

     D. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

          (i) A Participant may, at any time prior to the next Semiannual Purchase Date, terminate his/her outstanding purchase right under the Plan by filing the prescribed notification form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected for the Semiannual Period of Participation in which such termination occurs shall, at the Participant's election, be promptly refunded or held for the purchase of shares on the Semiannual Purchase Date immediately following such termination. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be promptly refunded.

          (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of a new stock purchase agreement and enrollment form) on or before the date he or she is first eligible to join the new offering period.

          (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his/her purchase right remains outstanding, then that purchase right shall immediately terminate and all of the Participant's payroll deductions for the Semiannual Period of Participation in which such cessation of Eligible Employee status occurs shall be promptly refunded.

     E. STOCK PURCHASE. Shares of Common Stock shall automatically be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions above) on each Semiannual Purchase Date. The purchase shall be effected by applying each Participant's payroll deductions for the Semiannual Period of Participation ending on such Semiannual Purchase Date (together with any carryover deductions from the preceding Semiannual Period of Participation) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of purchasable shares imposed under Subpart B of this Section 7) at the purchase price in effect for that Semiannual Purchase Date. Any payroll deductions not applied to such purchase because they are not sufficient to purchase a whole share shall be held for the purchase of Common Stock on the next Semiannual Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Semiannual Purchase Date shall be promptly refunded to the Participant.

     F. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded to such Participant.

     G. RIGHTS AS SHAREHOLDER. A Participant shall have no shareholder rights with respect to the shares subject to his/her outstanding purchase right until the shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustments shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

     A Participant shall be entitled to receive, as soon as practicable after each Semiannual Purchase Date, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship. Alternatively, the Participant may request the issuance of such certificate in "street name" for immediate deposit in a Corporation-designated brokerage account.

     H. ASSIGNABILITY. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

     I. CHANGE IN OWNERSHIP. Should any of the following transactions (a "Change in Ownership") occur during the offering period:

          (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

          (iii) any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger, then all outstanding purchase rights under the Plan shall automatically be exercised immediately prior to the effective date of such Change in Ownership by applying the payroll deductions of each Participant for the Semiannual Period of Participation in which such Change in Ownership occurs to the purchase of whole shares of Common Stock at eighty-five percent (85%) of the lower of (i) the Fair Market Value of the Common Stock on the Participant's Entry Date into the offering period in which such Change in Ownership occurs or (ii) the Fair Market Value of the Common Stock immediately prior to the effective date of such Change in Ownership. However, the applicable share limitations of Sections 7 and 8 shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value of the Common Stock on such start date.

     The Corporation shall use its best efforts to provide at least ten
(10)-days prior written notice of the occurrence of any Change in Ownership, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights in accordance with the applicable provisions of this Section 7.

8.   ACCRUAL LIMITATIONS

     A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right outstanding under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or its Corporate Affiliates, would otherwise permit such Participant to purchase more than $25,000 worth of Common Stock or equivalent securities of the Corporation or any Corporate

Affiliate (determined on the basis of the fair market value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

     B. For purposes of applying such accrual limitations, the right to acquire Common Stock pursuant to each purchase right outstanding under the Plan shall accrue as follows:

          (i) The right to acquire Common Stock under each such purchase right shall accrue in a series of successive semiannual installments as and when the purchase right first becomes exercisable for each such installment on the last business day of each Semiannual Period of Participation for which the right remains outstanding.

          (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to $25,000 worth of Common Stock (determined on the basis of the Fair Market Value on the date or dates of grant) for each calendar year during which one or more of those purchase rights were at any time outstanding.

          (iii) If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Semiannual Period of Participation, then the payroll deductions which the Participant made during that Semiannual Period of Participation with respect to such purchase right shall be promptly refunded.

     C.   In the event there is any conflict between the provisions of this
Section 8 and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Section 8 shall be controlling.

9.   AMENDMENT AND TERMINATION

     A. The Board may alter, amend, suspend or discontinue the Plan following the close of any Semiannual Period of Participation. However, the Board may not, without the approval of the Corporation's shareholders:

          (i) increase the number of shares issuable under the Plan or the maximum number of shares purchasable per Participant on any one Semiannual Purchase Date, except that the Plan Administrator shall have the authority, exercisable without such shareholder approval, to effect adjustments to the extent necessary to reflect changes in the Corporation's capital structure pursuant to Subpart B of Section 6; or

          (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares purchasable under the Plan; or

          (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

     B. The Corporation shall have the right, exercisable in the sole discretion of the Plan Administrator, to terminate all outstanding purchase rights under the Plan immediately following the close of any Semiannual Period of Participation. Should the Corporation elect to exercise such right, then the Plan shall terminate in its entirety. No further purchase rights shall thereafter be granted or exercised, and no further payroll deductions shall thereafter be collected, under the Plan.

10.  GENERAL PROVISIONS

     A. The Plan shall become effective at the designated Effective Time, PROVIDED that no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until the Corporation shall have complied with all applicable requirements of the 1933 Act, all applicable listing requirements of any securities exchange on which the Common Stock is listed for trading and all other applicable legal and regulatory requirements. In the event shareholder approval of the Plan is not obtained, or such Corporation compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect and all sums collected from Participants during the initial offering period hereunder shall be refunded.

     B. The Plan shall terminate upon the earlier of (i) the last business day in December 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan.

     C. The Corporation is authorized to withhold income taxes as required under applicable laws or regulations. To the extent that the Corporation is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, and the amounts available to the Corporation for the withholding are insufficient, it shall be a condition to the receipt of any such payment or the realization of any such benefit that the Participant or such other person make arrangements satisfactory to the Corporation for payment of the balance of any taxes required to be withheld. At the discretion of the Plan Administrator, any such arrangements may without limitation include relinquishment of a portion of any such payment or benefit or the surrender of shares of outstanding Common Stock. The Corporation and any Participant or such other person may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

     D. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

     E. Neither the action of the Corporation in establishing the Plan, nor any action taken under the Plan by the Board or the Plan Administrator, nor any provision of the Plan itself shall be construed so as to grant any person the right to remain in the employ of the Corporation or any of its Corporate Affiliates for any period of specific duration, and such person's employment may be terminated at any time, with or without cause.

     F. The provisions of the Plan shall be governed by the laws of the State of Arizona without resort to that State's conflict-of-laws rules.

                                AMENDMENT TO THE
                   ARTISOFT, INC. EMPLOYEE STOCK PURCHASE PLAN

     The Artisoft, Inc. Employee Stock Purchase Plan be and hereby is amended as follows:

     1. By deleting the last sentence of Subpart A of Section 6 thereof in its entirety and inserting in lieu thereof the following:

          "The total number of shares which may be issued under the Plan shall not exceed 400,000 shares (subject to adjustment under Subpart B of Section 6 below)."

     2.   By deleting the last sentence of the first paragraph of Subpart B of
Section 7 thereof in its entirety.

Adopted by the Board of Directors on September 2, 1999.

Approved by the stockholders on November 2, 1999.

                                AMENDMENT TO THE
                   ARTISOFT, INC. EMPLOYEE STOCK PURCHASE PLAN

     The Artisoft, Inc. Employee Stock Purchase Plan be and hereby is amended By deleting the last sentence of Subpart A of Section 6 thereof in its entirety and inserting in lieu thereof the following:

     "The total number of shares which may be issued under the Plan shall not exceed 900,000 shares (subject to adjustment under Subpart B of Section 6 below)."

Adopted by the Board of Directors on September 27, 2002.

                                                                      Appendix B

                                 ARTISOFT, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                NOVEMBER 14, 2002

     The undersigned, having received notice of the Annual Meeting of Stockholders of Artisoft, Inc. ("Artisoft") and the board of directors' proxy statement therefor and revoking all prior proxies, hereby appoints Michael P. Downey, Steven G. Manson and Michael J. O'Donnell, and each of them, with full power of substitution, as proxies for the undersigned to act and to vote in respect of all shares of capital stock of Artisoft which the undersigned may be entitled to vote, at the Annual Meeting of Stockholders of Artisoft to be held on November 14, 2002 and at any adjournment or adjournments of the meeting as designated in this proxy upon all matters referred to on the reverse side of this proxy and as described in the proxy statement for the meeting and, in their discretion, upon any matters that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE OF THIS PROXY AND RETURN PROMPTLY
                            IN THE ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

[Artisoft Logo]

ARTISOFT, INC.                     VOTE BY INTERNET: - WWW.PROXYVOTE.COM
C/O COMPUTERSHARE                  Use the Internet to transmit your voting
P. O. BOX A-3480                   instructions and for electronic delivery of
CHICAGO, IL 60690                  information up until 11:59 P.M. Eastern Time
                                   on November 13, 2002. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control
                                   Number which is located below to obtain your records and to create an electronic voting instruction form.

                                   VOTE BY PHONE - 1-800-690-6903
                                   Use any touch-tone telephone to transmit your voting instructions up until 11:59 Eastern Time on November 13, 2002. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                   VOTE BY MAIL
                                   Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Artisoft, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717

--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

ARTISOFT, INC.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE PROPOSALS LISTED BELOW. TO VOTE IN ACCORDANCE WITH THIS RECOMMENDATION, JUST SIGN THIS PROXY; NO BOXES NEED TO BE CHECKED. UNLESS MARKED OTHERWISE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

1.   Election of two class III directors   FOR  WITHHOLD  FOR ALL  To withhold
     to serve for  the ensuing three       ALL    ALL     EXCEPT   authority to
     years and until their respective      [ ]    [ ]       [ ]    vote, mark
     successors are elected and qualified.                         "For all
                                                                   Except" and
     (01) Robert H. Goon                                           write the
     (02) Kathryn B. Lewis                                         nominee's
                                                                   number on the
                                                                   line below.

                                                                   _____________

                                              FOR       AGAINST       ABSTAIN
2.   Approval of an amendment to
     Artisoft's employee stock purchase       [ ]         [ ]           [ ]
     plan increasing from 400,000 to
     900,000 the number of shares of our
     common stock authorized for
     issuance under that plan.

3.   Ratification of the appointment of
     KPMG LLP as Artisoft's independent       [ ]         [ ]           [ ]
     auditors for the current fiscal
     year.

     TO ENSURE YOUR REPRESENTATION AT
     THE ANNUAL MEETING, PLEASE MARK,
     SIGN AND DATE THIS PROXY AND
     RETURN IT AS PROMPTLY AS POSSIBLE.

     This proxy should be marked, dated
     and signed by the stockholder(s)
     exactly as his or her name appears
     on this proxy, and should be
     returned promptly in the enclosed
     envelope. When shares are held by
     joint tenants, both should sign.
     When signing as attorney, as
     executor, administrator, trustee or
     guardian, please give full title as
     such. If a corporation, partnership
     or other entity, please sign in
     full name thereof by an authorized
     officer, who should state his or
     her title.

     MARK HERE FOR ADDRESS CHANGE AND
     NOTE AT RIGHT [ ]

---------------------------------------    -------------------------------------
Signature [PLEASE SIGN WITHIN BOX] Date    Signature (Joint Owners)    Date